UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 12, 2021

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Senior Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 12, 2021, Wheeler Real Estate Investment Trust, Inc. (the “Company”) appointed M. Andrew Franklin to the position of Chief Executive Officer and President.

Mr. Franklin was previously interim Chief Executive Officer, a position he held since July 2021. Mr. Franklin, age 40, has been employed by the Company since 2014 in various positions of increasing responsibility. Prior to Mr. Franklin’s role as interim Chief Executive Officer, he was the Company’s Chief Operating Officer since February 2018, Senior Vice President of Operations since January 2017, and Senior Vice President of Asset Management since October 2015. Mr. Franklin joined the Company in June 2014 as an Asset Manager.

Mr. Franklin’s base salary will be increased to $400,000, and all other terms of his existing employment agreement will continue to apply.

There are no arrangements or understandings that exist between Mr. Franklin and any other persons pursuant to which he was selected as an officer and there are no family relationships between Mr. Franklin and any member of the Company’s board of directors or any executive officer of the Company. In addition, there are no related person transactions between Mr. Franklin and the Company that would be reportable under Item 404(a) of Regulation S-K.

On October 12, 2021, the Company issued a press release announcing the appointment of Mr. Franklin to the position of Chief Executive Officer and President. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

99.1	Wheeler Real Estate Investment Trust, Inc. Press Release, dated October 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 12, 2021	Wheeler Real Estate Investment Trust, Inc.

	By:	/s/ Crystal Plum
		Name:	Crystal Plum
		Title:	Chief Financial Officer

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